UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2024
MariaDB plc
(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
699 Veterans Blvd
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(855) 562-7423
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael Fanfant and Yakov “Jack” Zubarev

As previously reported on a Current Report on Form 8-K filed by MariaDB plc, an Irish public limited corporation (the “Company”) on October 10, 2023, the Company issued that certain senior secured promissory note, dated as of October 10, 2023 and amended on January 10, 2024, to RP Ventures LLC (“RP Ventures”) in the principal amount of $26,500,000 (the “RPV Note”). On April 24, 2024, Meridian Topco LLC (“Meridian”), an affiliate of K1 Investment Management, LLC, a Delaware limited liability company (“K1”), purchased from RP Ventures LLC, at a premium, all right, title and interest in, to and under the RPV Note (the “RPV Note Acquisition”). Effective immediately following the closing of the RPV Note Acquisition, Michael Fanfant and Yakov “Jack” Zubarev, directors of the Board of Directors (the “Board”) of the Company who were selected by RPV Ventures pursuant to the terms of the RPV Note, resigned as directors of the Company.

Mr. Fanfant and Mr. Zubarev’s resignations did not arise from any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.

Appointment of George Mansour and Jordan Wappler

On April 24, 2024, George Mansour and Jordan Wappler, as designees of K1, the purchaser of the RPV Note under the RPV Note Acquisition, were appointed to the Board as Class I and II directors, respectively, with terms ending at the 2026 annual general meeting of shareholders and 2024 annual general meeting of shareholders, respectively.

Mr. Mansour, age 37, is a seasoned finance executive with nearly 20 years of experience in the financial industry and has been with K1 Investment Management, LLC since 2016. Mr. Mansour currently serves as a Partner at K1, which focuses on high-growth enterprise software companies globally. Prior to joining K1, Mr. Mansour served as Managing Director – National Originations Manager at PNC Business Credit, a leading provider of senior secured financing for mid-sized companies and private equity firms, and held other various roles in investment banking. Mr. Mansour holds an MBA and a BS in Finance from Western Washington University. Mr. Mansour also serves on the boards of Panopto and Subsplash, each of which are privately held.

Mr. Wappler, age 37, is a seasoned transactional attorney with over 10 years of experience advising software investors and has been with K1 Investment Management, LLC since 2018. Mr. Wappler, who currently serves as Senior Vice President and Head of Legal, was previously an associate at Kirkland & Ellis LLP, focusing on enterprise software mergers & acquisitions. Mr. Wappler holds a Juris Doctor from Stanford Law School and a BA in History and Political Science from Stanford University, graduating with Academic Distinction. Mr. Wappler also serves on the boards of Ivy.ai and RethinkFirst, each of which are privately held.

The Board has deferred any director compensation payments or equity grants under the Company’s Non-Employee Director Compensation Program for Messrs. Mansour and Wappler. In accordance with the Company’s customary practice, the Company proposes to enter into its standard form of indemnification agreement with Messrs. Mansour and Wappler.

No family relationships exist between Mr. Mansour or Mr. Wappler and any of the Company’s directors or executive officers. Mr. Mansour and Mr. Wappler were appointed to the Board pursuant to the terms of the RPV Note, as acquired by Meridian.

Forward-Looking Statements

Certain statements in this Current Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this Current Report include statements regarding changes to Board composition, director compensation, payments and rights under the Note, and related actions and events and the results therefrom. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or the Board, or third parties, including those beyond the Company’s control. Such differences and uncertainties and related risks include, but are not limited to, the possibility that there will be changes to the Board and its committees and Board compensation structures, and payments to be made under the terms of the Note. The foregoing list of differences and risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect the Note, the Board, and related events, please review “Risk Factors” and other information included in the Company’s filings and records filed with the United States Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein

Irish Takeover Rules Responsibility Statement

In accordance with Rule 19.2 of the Irish Takeover Panel Act 1997, Takeover Rules, 2022, the directors of the Company accept responsibility for the information contained in this Form 8-K. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Form 8-K is in accordance with the facts and does not omit anything likely to affect the import of such information.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: April 30, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer